UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2016
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JIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)
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Commission File Number: 001-35367

Delaware	42-1515522
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

325 Lytton Avenue, Suite 200, Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-319-1920
Former name or former address if changed since last report: no change
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On November 1, 2016, Jive Software, Inc. (“Jive” or the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2016. In the press release, Jive also announced that it would be holding a conference call on November 1, 2016 to discuss its financial results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Jive is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is attached hereto and this list is intended to constitute the exhibit index:

99.1    Press release dated November 1, 2016 regarding the third quarter 2016 financial results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 1, 2016		JIVE SOFTWARE, INC.

		By:	/s/ Bryan J. LeBlanc
Bryan J. LeBlanc
EVP and Chief Financial Officer